Exhibit 99.2

JetBlue Announces $400 Million Convertible Senior Notes Offering

NEW YORK, N.Y., Aug. 12, 2024 (GLOBE NEWSWIRE) -- JetBlue Airways Corporation (NASDAQ: JBLU) (“JetBlue”) today announced that it intends to offer (the “offering”) $400 million aggregate principal amount of convertible senior notes due 2029 (the “notes”). JetBlue also expects to grant the initial purchasers of the notes an option to purchase, within a 13-day period from, and including, the date of original issuance of the notes, up to an additional $60 million aggregate principal amount of the notes. JetBlue intends to use the net proceeds from the offering to repurchase a portion of their existing 0.50% senior convertible notes due 2026 in one or more transactions, subject to prevailing market conditions, and to pay fees and expenses related to the offering and incurred in connection with such repayment. Any remaining net proceeds will be used for general corporate purposes.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the notes or the shares of JetBlue’s common stock issuable upon conversion of the notes, and shall not constitute an offer, solicitation or sale in any jurisdiction in which, such an offer, solicitation or sale would be unlawful prior to the registration and qualification under the securities laws of such state or jurisdiction.

The notes will only be offered to persons reasonably believed to be “qualified institutional buyers” in an offering exempt from registration in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The notes proposed to be offered and any shares of JetBlue’s common stock issuable upon conversion of the notes will not be registered under the Securities Act or any state securities laws, and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements of the Securities Act or any applicable state securities laws.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this press release may be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “expects,” “plans,” “intends,” “anticipates,” “indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “goals,” “targets” or the negative of these terms or other similar expressions. Forward-looking statements include, without limitation, statements related to the proposed terms of the offering described herein, the completion, timing, and size of the proposed offering, and the anticipated use of proceeds from the offering. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. Forward looking statements contained in this press release include, without limitation, statements regarding JetBlue’s outlook and future results of operations and financial position, including potential EBIT improvement, JetBlue’s business strategy and plans for future operations, including JetBlue’s refreshed standalone strategies, such as JetForward, JetBlue’s sustainability initiatives, the impact of industry or other macroeconomic trends affecting JetBlue’s business, seasonality, and JetBlue’s expectations regarding the wind-down of JetBlue’s Northeast Alliance with American Airlines Group Inc. (the “NEA”) and the related impact on JetBlue’s business, financial condition and results of operations. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to JetBlue. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, the risk associated with the execution of JetBlue’s strategic operating plans in the near-term and long-term; JetBlue’s extremely competitive industry; risks related to the long-term nature of JetBlue’s fleet order book; volatility in fuel prices and availability of fuel; increased maintenance costs associated with fleet age; costs associated with salaries, wages and benefits; risks associated with a potential material reduction in the rate of interchange reimbursement fees; risks associated with doing business internationally; JetBlue’s reliance on high daily aircraft utilization; JetBlue’s dependence on the New York metropolitan market; risks associated with extended interruptions or disruptions in service at JetBlue’s focus cities; risks associated with airport expenses; risks associated with seasonality and weather; JetBlue’s reliance on a limited number of suppliers for JetBlue’s aircraft, engines, and JetBlue’s Fly-Fi® product; risks related to new or increased tariffs imposed on commercial aircraft and related parts imported from outside the United States; the outcome of legal proceedings with respect to the NEA and JetBlue’s-wind down of the NEA; risks associated with cybersecurity and privacy, including information security breaches; heightened regulatory requirements concerning data security compliance; risks associated with reliance on, and potential failure of, automated systems to operate JetBlue’s business; JetBlue’s inability to attract and retain qualified crewmembers; JetBlue’s being subject to potential unionization, work stoppages, slowdowns or increased labor costs; reputational and business risk from an accident or incident involving JetBlue’s aircraft; risks associated with damage to JetBlue’s reputation and the JetBlue brand name; JetBlue’s significant amount of fixed obligations and the ability to service such obligations; JetBlue’s substantial indebtedness and impact on JetBlue’s ability to meet future financing needs; financial risks associated with credit card processors; risks associated with seeking short-term additional financing liquidity; failure to realize the full value of intangible or long-lived assets, causing JetBlue to record impairments; risks associated with disease outbreaks or environmental disasters affecting travel behavior; compliance with environmental laws and regulations, which may cause JetBlue to incur substantial costs; the impacts of federal budget constraints or federally imposed furloughs; impact of global climate change and legal, regulatory or market response to such change; increasing attention to, and evolving expectations regarding, environmental, social and governance matters; changes in government regulations in JetBlue’s industry; acts of war or terrorism; and changes in global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel. It is routine for JetBlue’s internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs, and assumptions upon which we base JetBlue’s expectations may change prior to the end of each quarter or year.

Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. You should understand that many important factors, in addition to those discussed or incorporated by reference in this press release, could cause JetBlue’s results to differ materially from those expressed in the forward-looking statements. Further information concerning these and other factors is contained in JetBlue’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including but not limited to in JetBlue’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, as may be updated by JetBlue’s other SEC filings. In light of these risks and uncertainties, the forward-looking events discussed in this press release might not occur. JetBlue’s forward-looking statements speak only as of the date of this press release. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise.

About JetBlue Airways

JetBlue is New York’s Hometown Airline®, and a leading carrier in Boston, Fort Lauderdale-Hollywood, Los Angeles, Orlando and San Juan. JetBlue carries customers to more than 100 destinations throughout the United States, Latin America, the Caribbean, Canada and Europe. For more information and the best fares, visit jetblue.com.

Contacts

JetBlue Investor Relations

Tel: +1 718 709 2202

ir@jetblue.com

JetBlue Corporate Communications

Tel: +1 718 709 3089

corpcomm@jetblue.com

Source: JetBlue Airways Corporation